EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by GCM.

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                         [LOGO] RBS Greenwich Capital

Financial Engineering Group                                                                                        User: leinwae
 Greenwich Capital Markets                                                                                July 24, 2003 08:04 AM

                                                              03A9 A5

--------------------------------------------------------------------------------------------------------------------------------
                   Bond Description
--------------------------------------------------------------------------------------------------------------------------------
Name/Class:                        03A9 A5  Col. Type:                                WL  PAC Bonds:                        n/a
Cusip:                                      Orig. Balance:               $300,000,000.00  Settlement Date:           07/28/2003
Coupon:                         4.000000 %  Net Coupon:                       5.500000 %  Issue Date:                07/01/2003
Formula:                               N/A  Gross Coupon:                     6.000000 %  First Pay Date:            08/25/2003
Orig. Balance:              $77,200,000.00  Srvc Fee:                         0.500000 %  Maturity Date:                    n/a
Factor:                         1.00000000  Orig. Term:                          359 mos  Days Delay:                        24
Factor date:                    07/01/2003  Current WAM                          358 mos
Current Cap:                           N/A  Current Age:                           1 mos
Current Floor:                         N/A
Cur. Balance:               $77,200,000.00
------------------------------------------- ------------------ -------------------------- --------------------------------------

Curve type:   Static                                         CMO Price-> Yield Sensitivity Table


                      -------------- --------------- --------------- -------------- --------------- -------------- ---------------
                           1*0            1*5             1*1            1*1.5           1*2             n/a            n/a
                           USR            USR             USR             USR            USR            NULL            NULL
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------
               Price
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------
              100-08        3.98580         3.89930         3.85400        3.77140         3.68410
              100-12        3.97430         3.86700         3.81090        3.70830         3.60000
              100-16        3.96280         3.83480         3.76780        3.64540         3.51620
              100-20        3.95130         3.80270         3.72480        3.58260         3.43240
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------
              100-24        3.93990         3.77060         3.68190        3.51990         3.34890
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------
              100-28        3.92850         3.73860         3.63910        3.45740         3.26560
              101-00        3.91710         3.70660         3.59640        3.39500         3.18240
              101-04        3.90570         3.67470         3.55380        3.33270         3.09940
              101-08        3.89440         3.64290         3.51130        3.27050         3.01660
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------
WAL                           15.45            4.43            3.21           2.12            1.56
Mod. Dur                      10.83            3.86            2.89           1.98            1.48
Spread                        -46.0           101.3           154.1          193.2            1.48
First Date                 08/25/03        08/25/03        08/25/03       08/25/03        08/25/03
Last Date                  09/25/28        12/25/14        06/25/14       08/25/09        09/25/07
--------------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------------


                       --------------- --------------
                            n/a             n/a
                            NULL           NULL
---------------------  --------------- --------------
               Price
---------------------  --------------- --------------
              100-08
              100-12
              100-16
              100-20
---------------------  --------------- --------------
              100-24
---------------------  --------------- --------------
              100-28
              101-00
              101-04
              101-08
---------------------  --------------- --------------
WAL
Mod. Dur
Spread
First Date
Last Date
---------------------  --------------- --------------

-------------- ----------- ----------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
                  1 mo        2 mo        3 mo         4 mo        5 mo        6 mo        7 mo         8 mo        9 mo
-------------- ----------- ----------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
     CPR
-------------- ----------- ----------- ------------ ----------- ----------- ----------- ------------ ----------- -----------


-------------- ----------- ------------ -----------
                 10 mo        11 mo       12 mo
-------------- ----------- ------------ -----------
     CPR
-------------- ----------- ------------ -----------



-------------- ----------- ----------- ------------ ----------- -----------
     AVG          1 mo        3 mo        6 mo         9 mo       12 mo
-------------- ----------- ----------- ------------ ----------- -----------
     CPR
-------------- ----------- ----------- ------------ ----------- -----------


---------------------------------- --------------- --------------- --------------- --------------- --------------- --------------
COB: 07/23/2003                       3 Month         6 Month          1 Year          2 Year          3 Year         5 Year
---------------------------------- --------------- --------------- --------------- --------------- --------------- --------------
OffTR Yld                                   0.890           0.973           1.112           1.508           1.987          2.970
---------------------------------- --------------- --------------- --------------- --------------- --------------- --------------
OnTR/Swp Spd                                0.912           0.960           1.138        1.495/24        1.936/42       2.952/40
---------------------------------- --------------- --------------- --------------- --------------- --------------- --------------
OnTR Price                                  99-25           99-17          101-22          99-09+         100-05+         98-17+
---------------------------------- --------------- --------------- --------------- --------------- --------------- --------------


---------------------------------- ---------------- ---------------
COB: 07/23/2003                        10 Year         30 Year
---------------------------------- ---------------- ---------------
OffTR Yld                                    4.191           5.147
---------------------------------- ---------------- ---------------
OnTR/Swp Spd                              4.102/41        5.038/31
---------------------------------- ---------------- ---------------
OnTR Price                                  96-05+         104-31+
---------------------------------- ---------------- ---------------


--------------------------------------------------------------------------------------------------------------------------
                               CAP VOLS (years)
--------------------------------------------------------------------------------------------------------------------------
         1                    2                     3                  5                    10                    30
------------------- --------------------- ------------------ -------------------- ------------------- --------------------
       34.160               42.920               42.160              33.940               24.740              19.180
------------------- -------------------- ------------------- -------------------- ------------------- --------------------


--------------------------------------------------------------------------------------------                ----------------------
                                SWAPTION VOLS (years)                                                              Price-2-
--------------------------------------------------------------------------------------------
        3 X 5                    1 X 10                 5 X 10              10 X 10                                  Call
------------------------ ---------------------- --------------------- ----------------------                ----------------------
       23.740                    25.320                 17.670               12.810                                   No
------------------------ ---------------------- --------------------- ----------------------                ----------------------

--------------- ------------- ------------- -------------                ------------ -------------- ------------- --------------
   1 Mo L           3Mo L         11Cof         Prime                       15Mtg          10Mtg        FN5.5Aug      FN5.0Aug
--------------- ------------- ------------- ------------                ------------- -------------- ------------- --------------
    1.100            1.110        2.130        4.000                        5.247          5.982         101-09         98-24
--------------- ------------- ------------- ------------                ------------- -------------- ------------- --------------


-------------------------------------------------------------------------------------------------------------------------------
    Prepay        Turnover       Turnover    Refi   Refi Elb     Burnout     Burnout      Lockin     Lockin     Refi     Surge
     Model          Level          Ramp      Vol      Shift      Severity     Timing     Severity     Rate      Ramp
     Knobs
-------------------------------------------------------------------------------------------------------------------------------
   Settings           0              0         0        0           0           0           0           0        0        0
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
    Prepay          Model      Collateral
     Model         Version      Override
     Knobs
---------------------------------------------
   Settings           40    DEFAULT
---------------------------------------------



This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Financial Engineering Group                                                                           User: leinwae
 Greenwich Capital Markets                                                                   July 24, 2003 08:06 AM

                                                      03A9 A7

----------------------------------------------------------------------------------------------------------------------
                                                  Bond Description
----------------------------------------------------------------------------------------------------------------------
Name/Class:                     03A9 A7  Col. Type:                         WL  PAC Bonds:                        n/a
Cusip:                                   Orig. Balance:        $300,000,000.00  Settlement Date:           07/28/2003
Coupon:                      3.500000 %  Net Coupon:                5.500000 %  Issue Date:                07/01/2003
Formula:                            N/A  Gross Coupon:              6.000000 %  First Pay Date:            08/25/2003
Orig. Balance:           $50,000,000.00  Srvc Fee:                  0.500000 %  Maturity Date:                    n/a
Factor:                      1.00000000  Orig. Term:                   359 mos  Days Delay:                        24
Factor date:                 07/01/2003  Current WAM                   358 mos
Current Cap:                        N/A  Current Age:                    1 mos
Current Floor:                      N/A
Cur. Balance:            $50,000,000.00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Curve type:   Static                     CMO Price-> Yield Sensitivity Table

                 ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
                    1*0        1*5        1*1        1*1.5       1*2         n/a        n/a         n/a        n/a
                    USR        USR        USR         USR        USR        NULL        NULL       NULL       NULL
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
          Price
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
          99-16    3.54940    3.59410     3.61760    3.66050     3.70580
          99-20    3.53820    3.56200     3.57440    3.59720     3.62120
          99-24    3.52710    3.52990     3.53130    3.53400     3.53680
          99-28    3.51600    3.49790     3.48840    3.47100     3.45260
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
         100-00    3.50490    3.46590     3.44550    3.40810     3.36860
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
         100-04    3.49380    3.43400     3.40270    3.34530     3.28480
         100-08    3.48280    3.40220     3.36000    3.28270     3.20110
         100-12    3.47180    3.37050     3.31740    3.22020     3.11760
         100-16    3.46070    3.33880     3.27490    3.15780     3.03430
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------
WAL                  15.45       4.43        3.21       2.12        1.56
Mod. Dur             11.25       3.91        2.91       1.98        1.49
Spread               -89.5       70.9       130.5      182.0       201.2
First Date        08/25/03   08/25/03    08/25/03   08/25/03    08/25/03
Last Date         09/25/28   12/25/14    06/25/14   08/25/09    09/25/07
---------------- ---------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------


---------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
            1 mo     2 mo     3 mo     4 mo     5 mo     6 mo     7 mo     8 mo     9 mo     10 mo    11 mo    12 mo
---------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
   CPR
---------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------


---------- -------- -------- -------- -------- --------
   AVG      1 mo     3 mo     6 mo     9 mo     12 mo
---------- -------- -------- -------- -------- --------
   CPR
---------- -------- -------- -------- -------- --------



-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------
COB: 07/23/2003             3 Month    6 Month     1 Year      2 Year      3 Year     5 Year     10 Year     30 Year
-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------
OffTR Yld                      0.890       0.973      1.112       1.508       1.987      2.970       4.191      5.147
-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------
OnTR/Swp Spd                   0.912       0.960      1.138    1.495/24    1.936/42   2.952/40    4.102/41   5.038/31
-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------
OnTR Price                     99-25       99-17     101-22      99-09+     100-05+     98-17+      96-05+    104-31+
-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------

----------------------------------------------------------------------------------------------------------------------
                                                  CAP VOLS (years)
----------------------------------------------------------------------------------------------------------------------
         1                    2                  3                   5                  10                 30
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       34.160              42.920              42.160             33.940              24.740             19.180
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


-------------------------------------------------------------------------------                     ------------------
                            SWAPTION VOLS (years)                                                       Price-2-
-------------------------------------------------------------------------------
       3 X 5               1 X 10              5 X 10             10 X 10                                 Call
--------------------- ------------------ ------------------- ------------------                     ------------------
       23.740              25.320              17.670             12.810                                   No
--------------------- ------------------ ------------------- ------------------                     ------------------

-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------
   1 Mo L         3Mo L        11Cof        Prime                   15Mtg        10Mtg       FN5.5Aug      FN5.0Aug
-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------
    1.100         1.110        2.130        4.000                   5.247        5.982        101-09        98-24
-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------

--------------------------------------------------------------------------------------------------------------------
  Prepay    Turnover   Turnover Refi Refi Elb  Burnout  Burnout  Lockin  Lockin  Refi   Surge   Model   Collateral
   Model      Level      Ramp    Vol   Shift  Severity  Timing  Severity  Rate   Ramp          Version   Override
   Knobs
--------------------------------------------------------------------------------------------------------------------
 Settings        0         0       0       0      0        0        0      0      0      0       40  DEFAULT
--------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


Financial Engineering Group                                                              User:                              leinwae
Greenwich Capital Markets                                                                                   July 24, 2003 08:07 AM

                                                              03A9 A8

--------------------------------------------------------------------------------------------------------------------------------
                                                     Bond Description
--------------------------------------------------------------------------------------------------------------------------------
Name/Class:                 03A9 A8     Col. Type:                         WL       PAC Bonds:                             n/a
Cusip:                                  Orig. Balance:        $300,000,000.00       Settlement Date:                07/28/2003
Coupon:                  5.000000%      Net Coupon:                5.500000 %       Issue Date:                     07/01/2003
Formula:                        N/A     Gross Coupon:              6.000000 %       First Pay Date:                 08/25/2003
Orig. Balance:       $50,000,000.00     Srvc Fee:                  0.500000 %       Maturity Date:                         n/a
Factor:                  1.00000000     Orig. Term:                   359 mos       Days Delay:                             24
Factor date:             07/01/2003     Current WAM                   358 mos
Current Cap:                    N/A     Current Age:                    1 mos
Current Floor:                  N/A
Cur. Balance:        $50,000,000.00
--------------------------------------------------------------------------------------------------------------------------------


Curve type:   Static                             CMO Price-> Yield Sensitivity Table

                     ------------------------------------------------------------------------------------------------------------
                          1*0          1*5          1*1         1*1.5           1*2            n/a       n/a      n/a        n/a
                          USR          USR          USR          USR            USR            NULL      NULL     NULL       NULL
---------------------------------------------------------------------------------------------------------------------------------
              Price
---------------------------------------------------------------------------------------------------------------------------------
               0-16    111.13230     92.15410     81.84600     65.06460       42.91900
               0-20     86.23780     67.70670     57.34540     39.58910       17.04720
               0-24     70.23300     51.87160     41.40150     22.79620       -0.16250
               0-28     59.08520     40.73430     30.14590     10.77940      -12.57660
---------------------------------------------------------------------------------------------------------------------------------
               1-00     50.87390     32.43430     21.73430      1.67730      -22.04370
---------------------------------------------------------------------------------------------------------------------------------
               1-04     44.57030     25.97800     15.17840     -5.50870      -29.56050
               1-08     39.57470     20.78790      9.90130    -11.36280      -35.71300
               1-12     35.51400     16.50590      5.54420    -16.25030      -40.86970
               1-16     32.14420     12.89850      1.87190    -20.41150      -45.27440
---------------------------------------------------------------------------------------------------------------------------------
WAL                        15.45         4.43         3.21         2.12           1.56
Mod. Dur                    1.69         1.66         1.64         1.50           1.44
Spread                    4647.4       2967.7       1959.4          8.9        -2340.0
First Date              08/25/03     08/25/03     08/25/03     08/25/03       08/25/03
Last Date               09/25/28     12/25/14     06/25/14     08/25/09       09/25/07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
               1 mo    2 mo    3 mo      4 mo      5 mo     6 mo    7 mo     8 mo      9 mo     10 mo     11 mo       12 mo
-------------------------------------------------------------------------------------------------------------------------------
     CPR
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
     AVG          1 mo        3 mo        6 mo         9 mo       12 mo
---------------------------------------------------------------------------
     CPR
---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
COB: 07/23/2003        3 Month       6 Month       1 Year        2 Year        3 Year         5 Year       10 Year       30 Year
----------------------------------------------------------------------------------------------------------------------------------
OffTR Yld                0.890         0.973        1.112         1.508         1.987          2.970         4.191         5.147
----------------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd             0.912         0.960        1.138      1.495/24      1.936/42       2.952/40      4.102/41      5.038/31
----------------------------------------------------------------------------------------------------------------------------------
OnTR Price               99-25         99-17       101-22        99-09+       100-05+         98-17+        96-05+       104-31+
----------------------------------------------------------------------------------------------------------------------------------


                                   CAP VOLS (years)
------------------------------------------------------------------------------------
   1                2             3             5            10              30
------------------------------------------------------------------------------------
34.160           42.920         42.160       33.940        24.740          19.180
------------------------------------------------------------------------------------


-------------------------------------------------------------------------------                     ------------------
                            SWAPTION VOLS (years)                                                       Price-2-
-------------------------------------------------------------------------------
       3 X 5               1 X 10              5 X 10             10 X 10                                 Call
--------------------- ------------------ ------------------- ------------------                     ------------------
       23.740              25.320              17.670             12.810                                   No
--------------------- ------------------ ------------------- ------------------                     ------------------

-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------
   1 Mo L         3Mo L        11Cof        Prime                   15Mtg        10Mtg       FN5.5Aug      FN5.0Aug
-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------
    1.100         1.110        2.130        4.000                   5.247        5.982        101-09        98-24
-------------- ------------ ------------ ------------            ------------ ------------- ------------ -------------

--------------------------------------------------------------------------------------------------------------------
  Prepay    Turnover   Turnover Refi Refi Elb  Burnout  Burnout  Lockin  Lockin  Refi   Surge   Model   Collateral
   Model      Level      Ramp    Vol   Shift  Severity  Timing  Severity  Rate   Ramp          Version   Override
   Knobs
--------------------------------------------------------------------------------------------------------------------
 Settings      0          0        0      0       0        0       0       0       0       0     40      DEFAULT
--------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.